FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment"), dated effective as of June 11, 2014, is made and entered into by and among Thermon Industries, Inc., a Texas corporation (the “US Borrower”), Thermon Canada Inc., a Nova Scotia company (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers” and each individually, a “Borrower”), the other undersigned Credit Parties (as defined in the Credit Agreement), JPMorgan Chase Bank, N.A., a national banking association, as US Agent, US Swingline Lender, a US L/C Issuer and a US Lender (as each is defined in the Credit Agreement), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, Canadian Swingline Lender, a Canadian L/C Issuer and a Canadian Lender (as each is defined in the Credit Agreement), and all other undersigned Lenders (as defined in the Credit Agreement).

RECITALS:

WHEREAS, all of the undersigned are parties to an Amended and Restated Credit Agreement dated as of April 19, 2013 (the "Credit Agreement"); and

WHEREAS, all of the undersigned have agreed, on the terms and conditions herein set forth in this Amendment, that the Credit Agreement be amended in certain respects.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, all of the undersigned do hereby agree as follows:

Section 1.General Definitions. Capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

Section 2.Extension of “Revolving Termination Date” and “US Term Loan Maturity Date” Definitions. The definitions of “Revolving Termination Date” and “US Term Loan Maturity Date” contained in Section 11.1 of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

“Revolving Termination Date” means April 19, 2019.

“US Term Loan Maturity Date” means April 19, 2019.

Section 3.Modification of “Applicable Margin” Definition. The definition of “Applicable Margin” contained in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

“Applicable Margin” means, for any day, with respect to any LIBOR Rate Loan, CDOR Rate Loan, Base Rate Loan or Canadian Prime Rate Loan, or with respect to the Unused Commitment Fee, as the case may be, the applicable rate per annum set forth below under the caption “Adjusted LIBOR Rate Spread/CDOR Rate Spread”, “Base Rate Spread/Canadian Prime Rate Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio, provided that until the effective date of the first adjustment in the Applicable Margin occurring after June 5, 2014 in accordance with the terms set forth below, the “Applicable Margin” shall be the applicable rate per annum set forth below in Category 2.

Leverage Ratio	Adjusted LIBOR Rate Spread/CDOR Rate Spread/ Canadian Prime Rate Spread	Base Rate Spread	Unused Commitment Fee Rate
Category 1: ≥ 2.25 to 1.0	2.50%	1.50%	0.40%
Category 2: < 2.25 to 1.0, but ≥ 1.75 to 1.0	2.25%	1.25%	0.35%
Category 3: < 1.75 to 1.0, but ≥ 1.25 to 1.0	2.00%	1.00%	0.30%
Category 4: < 1.25 to 1.0	1.75%	0.75%	0.25%

For purposes of the foregoing, (a) the Applicable Margin shall be determined as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending June 30, 2014) based upon the Leverage Ratio during the most recently ended Fiscal Quarter and (b) each change in the Applicable Margin shall be effective on and including the fifth (5th) Business Day after the date of delivery to the US Agent of the consolidated financial statements of Holdings indicating such change. Notwithstanding the foregoing, the “Applicable Margin” shall be the applicable rate per annum set forth above in Category 1 during the period that any Specified Event of Default exists.

Section 4.Modification of Amortization of US Term Loans. Section 1.8(b) of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

(b)    US Term Loans. The US Borrower hereby unconditionally promises to pay to the US Agent for the account of the US Term Lenders the aggregate principal amount of the US Term Loans as follows:

(i)Equal quarterly principal installments of $3,375,000 each shall be due and payable on June 30, 2014 and on the last day of each subsequent September, December, March and June thereafter until and including March 31, 2017;

(ii)Equal quarterly principal installments of $5,062,500 each shall be due and payable on June 30, 2017 and on the last day of each subsequent September, December, March and June thereafter prior to the US Term Loan Maturity Date; and

(iii)To the extent not previously paid, the unpaid aggregate principal amount of the US Term Loans shall be payable in full on the US Term Loan Maturity Date.

Section 5.Modification of Certain Leverage Ratio Related Provisions.

(a)    Modification of Leverage Ratio Financial Covenant. Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

6.1    Leverage Ratio. As of the last day of the Fiscal Quarter ending March 31, 2013 and any Fiscal Quarter thereafter, the Credit Parties shall not permit the Leverage Ratio for the twelve fiscal month period ending on such date to be greater than 2.75 to 1.00. “Leverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).

(b)    Modification of Leverage Ratio Requirement in “Permitted Acquisition” Definition. Subparagraph (a) in the definition of “Permitted Acquisition” contained in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

(a)    the US Borrowers shall have furnished to the Agents and Lenders at least ten (10) Business Days prior to the consummation of such Acquisition (or such shorter period to which US Agent may consent) (1) an executed term sheet and/or commitment letter (setting forth in reasonable detail the terms and conditions of such Acquisition) and, at the request of the US Agent and to the extent available, such other information and documents that the US Agent may reasonably request, including, without limitation, executed counterparts of the respective agreements, documents or instruments pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, documents or instruments and all other material ancillary agreements, instruments and documents to be executed or delivered in connection therewith, (2) to the extent available, copies of the Target’s three (3) most recent annual income statements and balance sheets, audited by the Target’s independent accountants, if available, together with the most recent interim financial statements then available, (3) pro forma financial statements of Borrowers and their Subsidiaries after giving effect to the consummation of such Acquisition, (4) a certificate of a Responsible Officer of the Borrowers demonstrating that the Leverage Ratio of the Credit Parties as in effect on the date of consummation of such Permitted Acquisition (after giving effect thereto and using Adjusted EBITDA computed for the twelve month period ending on the last day of the most recent Fiscal Quarter for which financial statements have been delivered to Agents) after giving effect to the consummation of such Acquisition is less than or equal to 2.50 to 1.00, and (5) to the extent available, copies of such other agreements, instruments and other documents (including, without limitation, the Loan Documents required by Section 4.12) as the US Agent reasonably shall request; provided, the deliveries set forth in clauses (3) and (4) above shall not be required for Minor Acquisitions.

Section 6.Modification of Other Credit Agreement Provisions.

(a)    Modification of “LIBOR Rate” Definition. The definition of “LIBOR Rate” contained in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follow:

“LIBOR Rate” means, with respect to any LIBOR Rate Loan for any applicable Interest Period, the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for dollar deposits) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the US Agent from time to time in its reasonable discretion (the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, (x) if any LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (y) if the LIBOR Screen Rate shall not be available at such time for a period equal in length to such Interest Period (an “Impacted Interest Period”), then the LIBOR Rate shall be the Interpolated Rate at such time, subject to Section 10.5(a) in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error); provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Notwithstanding the above, to the extent that “LIBOR” or “Adjusted LIBOR Rate” is used in connection with a Base Rate Loan, such rate shall be determined as modified by the definition of Base Rate.

(b)    Addition of New LIBOR Rate Related Definitions. New definitions for the terms “Impacted Interest Period,” “Interpolated Rate” and “LIBOR Screen Rate” are hereby added in proper alphabetical order to Section 11.1 of the Credit Agreement to hereafter be and read as follows:

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBOR Rate”.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded upward to four decimal places) determined by the US Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time. When determining the rate for a period which is less than the shortest period for which the LIBOR Screen Rate is available, the LIBOR Screen Rate for purposes of paragraph (a) above shall be deemed to be the overnight screen rate where “overnight screen rate” means the overnight rate determined by the US Agent from such service as the US Agent may select.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBOR Rate”.

(c)    Addition of New Anti-Corruption Laws and Sanctions Related Definitions. New definitions for the terms “Anti-Corruption Laws,” “Sanctioned Country,” “Sanctioned Person” and “Sanctions” are hereby added in proper alphabetical order to Section 11.1 of the Credit Agreement to hereafter be and read as follows:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Credit Party or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

(d)    Modification of Anti-Corruption Laws and Sanctions Representations and Warranties. Section 3.28 is hereby deleted in its entirety and Section 3.27 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

3.27    Anti-Corruption Laws and Sanctions. Each Credit Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Credit Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Credit Party, its Subsidiaries and their respective officers and employees and to the knowledge of such Credit Party its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) any Credit Party, any Subsidiary or, to the knowledge of any such Credit Party or Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of any such Credit Party or Subsidiary, any agent of such Credit Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, Letter of Credit, use of proceeds thereof or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

(e)    Addition of New Anti-Corruption Laws and Sanctions Affirmative Covenant. A new Section 4.16 is hereby added to the Credit Agreement to hereafter be and read as follows:

4.16    Compliance with Anti-Corruption Laws and Sanctions. Each Credit Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Credit Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(f)    Modification of Use of Proceeds Negative Covenant. Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

5.8    Use of Proceeds.

(a)    No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of any Credit Party or others incurred to purchase or carry Margin Stock, or otherwise in any manner which is in contravention of any Requirement of Law or in violation of this Agreement.

(b)    No Borrower will request any Loan or Letter of Credit, and no Borrower shall use (or permit any of its Subsidiaries or any of their respective directors, officers, employees and agents to use) the proceeds of any Loan or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

(g)    Modification of Creditor-Debtor Relationship and No Fiduciary Responsibility Provision. Section 9.24 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

9.24    Creditor-Debtor Relationship; No Advisory or Fiduciary Responsibility. The relationship between each Agent, each Lender and the L/C Issuer, on the one hand, and the Credit Parties, on the other hand, is solely that of creditor and debtor. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Credit Parties acknowledge and agree that: (i) (A) the arranging and other services regarding this Agreement provided by any or all of the Secured Parties are arm’s-length commercial transactions between the Credit Parties and their Affiliates, on the one hand, and the Secured Parties and their Affiliates, on the other hand, (B) the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) the Credit Parties are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Secured Party and its respective Affiliates is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Credit Party or any of its Affiliates, or any other Person and (B) no Secured Party or any of its Affiliates has any obligation to any Credit Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of Secured Party and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their Affiliates, and no Secured Party or any of its Affiliates has any obligation to disclose any of such interests to any Credit Party or its Affiliates. To the fullest extent permitted by law, each Credit Party hereby waives and releases any claims that it may have against each Secured Party and its Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 7.Representations and Warranties. The Credit Parties, jointly and severally, represent and warrant to the Agents, the L/C Issuers and the Lenders that the representations and warranties contained in Article III of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date, except to the extent any such representation or warranty is stated to relate solely to an earlier date. The Credit Parties hereby certify that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement. Additionally, the Credit Parties, jointly and severally, hereby represent and warrant to the Agents, the L/C Issuers and the Lenders that the resolutions of the board of directors of each of the Credit Parties previously delivered to the Agents by the Credit Parties in connection with the execution and delivery of the Credit Agreement (i) remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked, and (ii) authorize the execution of this Amendment by each of the Credit Parties without the requirement of any further consents, resolutions or authorizations of any of the directors of any of the Credit Parties.

Section 8.Conditions Precedent to Effectiveness of this Amendment. Notwithstanding any provisions to the contrary set forth in this Amendment, the effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following:

(a)    the US Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Amendment executed on behalf of such party or (B) written evidence satisfactory to the US Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Agreement, and (ii) either (A) a counterpart of that certain Amended and Restated Guaranty and Security Agreement of even effective date herewith executed on behalf of each US Credit Party and the US Agent or (B) written evidence satisfactory to the US Agent (which may include facsimile or other electronic transmission of a signed signature page thereof) that each such party has signed a counterpart of such Amended and Restated Guaranty and Security Agreement;

(b)    the US Agent shall have received a good standing certificate for each Credit Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Credit Party from the appropriate governmental officer in such jurisdiction;

(c)    no Default or Event of Default shall have occurred and be continuing as of the effective date of this Amendment; and

(d)    all fees and expenses due and payable by the Borrowers under the terms of the fee letter entered into between the US Agent and the Borrowers in connection with the amendment and modification of the Credit Agreement evidenced by this Amendment shall have been paid in full, and the Agents and the Lenders shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the effective date of this Amendment.

Section 9.Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

Section 10.Ratification. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect. The Credit Parties hereby (a) confirm that each of the respective Collateral Documents previously executed by any US Credit Party apply and shall continue to apply to all Obligations evidenced by or arising pursuant to the Credit Agreement, as amended hereby, or any other Loan Documents, (b) confirm that each of the respective Collateral Documents previously executed by the Canadian Borrower apply and shall continue to apply to all Canadian Obligations evidenced by or arising pursuant to the Credit Agreement, as amended hereby, or any other Loan Documents, and (c) acknowledge that without this ratification and confirmation, the Agents, the Issuing Banks and the Lenders would not agree to the modifications of the Credit Agreement which are evidenced by this Amendment.

Section 11.Payment of Expenses. The Credit Parties agree to pay, as set forth in Sections 9.5 and 9.6 of the Credit Agreement, all costs and expenses arising in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of legal counsel for the Agents.

Section 12.Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 13.Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

Section 14.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrowers, the Lenders and the Administrative Agents.

Section 15.References to Credit Agreement. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term "Agreement" shall mean the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRA-DICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREE-MENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREE-MENTS BETWEEN THE PARTIES.

US BORROWER:

THERMON INDUSTRIES, INC.

By: ________________________________
Name: Rodney Bingham
Title: President

CANADIAN BORROWER:

THERMON CANADA INC.

By: ________________________________
Name: Rodney Bingham
Title: Treasurer

OTHER CREDIT PARTIES:

THERMON HOLDING CORP.

By: ________________________________
Name: Rodney Bingham
Title: President

THERMON MANUFACTURING COMPANY

By: ____________________________________
Name: Rodney Bingham
Title: President

THERMON HEAT TRACING SERVICES, INC.

By: ____________________________________
Name: Rodney Bingham
Title: President

THERMON HEAT TRACING SERVICES-II, INC.

By: ____________________________________
Name: Rodney Bingham
Title: President

THERMON HEAT TRACING SERVICES-I, INC.

By: ____________________________________
Name: Rodney Bingham
Title: President

AGENTS, ISSUING BANKS     AND LENDERS:
JPMORGAN CHASE BANK, N.A., as US Agent,
US Swingline Lender, a US L/C Issuer and
a US Lender

By:___________________________________
Name: ________________________________
Title: ________________________________

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, as Canadian Agent, Canadian
Swingline Lender, a Canadian L/C Issuer and a Canadian Lender

By: ___________________________________
Name: ________________________________
Title: ________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a US Term Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

WELLS FARGO BANK, N.A., CANADIAN BRANCH, as a US Revolving Lender and a Canadian Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

BANK OF MONTREAL, as a US Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

BANK OF MONTREAL, as a Canadian Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

COMPASS BANK, as a US Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

COMPASS BANK,
as a Canadian Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

BRANCH BANKING AND TRUST COMPANY,
as a US Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

BRANCH BANKING AND TRUST COMPANY,
as a Canadian Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

COMERICA BANK, as a US Lender

By: __________________________________
Name: ________________________________
Title: ________________________________

COMERICA BANK, as a Canadian Lender

By: __________________________________
Name: ________________________________
Title: ________________________________